As filed with the Securities and Exchange Commission on May 18, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     May 18, 2010

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

475 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

W. R. Berkley Corporation (the “Company”) held its Annual Meeting of Stockholders on May 18, 2010.  The meeting involved:  (i) the election of four directors for a term to expire at the Company’s Annual Meeting of Stockholders to be held in the year 2013 and until their successors are duly elected and qualified; and (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The directors elected and the final voting results are as follows:

(i) Election of Directors:

Nominee	Votes For	Votes Withheld	Broker Non Vote
W. Robert Berkley, Jr.	121,652,841	1,401,648	13,547,373
Ronald E. Blaylock	121,957,961	1,096,528	13,547,373
Mark E. Brockbank	121,210,684	1,843,805	13,547,373
Mary C. Farrell	121,736,360	1,318,129	13,547,373

(ii)           Ratification of the Appointment of KPMG LLP:

Votes For	Votes Against	Votes Abstained
135,958,129	608,340	35,393

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:        /s/      Eugene G. Ballard
Name:     Eugene G. Ballard
Title:	Senior Vice President -
Chief Financial Officer

Date:  May 18, 2010